John Hancock Equity Funds

Supplement to the Class A, B and C Shares, Class I Shares and Class R1 Shares

Prospectuses dated May 1, 2007

John Hancock Sovereign Investors Fund

The “Portfolio Managers” section is amended and restated as follows:

John F. Snyder III

Joined fund team in 1983

Barry H. Evans, CFA

Joined fund team in 1996

Managers share investment strategy and decisions

Christopher P. O’Keefe

Joined fund team in 2007

Christopher J. Perry

Joined fund team in 2007

Managers are responsible for analysis of specific issuers

In addition, the following will be added to the “Management Biographies” section:

Christopher P. O’Keefe_____________________

Vice President, MFC Global Investment

Management (U.S.), LLC

Joined subadviser in 2001

Equity Portfolio Manager and Director of Research,

Compu-Val Investments (1995-2001)

Began business career in 1987

Christopher J. Perry________________________

Vice President, MFC Global Investment

Management (U.S.), LLC

Joined subadviser in 2005

Portfolio Manager and Senior Security Analyst,

Turner Investment Partners (1998-2005)

Began business career in 1990

December 21, 2007

JOHN HANCOCK INVESTMENT TRUST

Supplement to the Statement of Additional Information

dated May 1, 2007

John Hancock Sovereign Investors Fund

Effective December 21, 2007, under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS” section, the “Other Accounts the Portfolio Managers are Managing” subsection is amended and restated with the following to reflect the addition of Christopher P. O’Keefe and Christopher J. Perry to the Sovereign Investors Fund‘s portfolio management team:

Other Accounts the Portfolio Managers are Managing. The table below indicates for the portfolio managers, information about the accounts over which the portfolio managers have day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2006 for Messrs. Snyder and Evans and as of November 30, 2007 for Messrs. O’Keefe and Perry. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER NAME	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
John F. Snyder, III	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Five-hundred-ninety-three (593) accounts with total assets of approximately $1.5 billion.
Barry H. Evans, CFA

Other Registered Investment Companies: Five (5) funds with total net assets of approximately $3.0 billion.

Other Pooled Investment Vehicles: Two (2) accounts with total net assets of approximately $102.6 million

Other Accounts: One-hundred-twenty-one (121) accounts with total assets of approximately $$5.6 billion.

Christopher P. O’Keefe*	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: None.
Christopher J. Perry*	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: None.

*Information for Messrs. O’Keefe and Perry, who recently joined the management team, is as of November 30, 2007.

The Adviser and Sub-Adviser do not receive a fee based upon the investment performance of any of the accounts included under the “Other Accounts Managed by the Portfolio Managers” in the table above.

Effective December 21, 2007, under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS” section, the “Share Ownership by Portfolio Managers” section is amended and restated with the following:

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

A	-	$0
B	-	$1 - $10,000
C	-	$10,001 - $50,000
D	-	$50,001 - $100,000
E	-	$100,001 - $500,000
F	-	$500,001 - $1,000,000
G	-	More than $1 million
Portfolio Managers	Range of Beneficial Ownership
John F. Snyder, III	E
Barry H. Evans, CFA	E
Christopher P. O’Keefe*	B
Christopher J. Perry*	A

*Information for Messrs. O’Keefe and Perry, who recently joined the management team, is as of November 30, 2007.

December 21, 2007